UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 11, 2010

THE STANLEY WORKS

 (Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(860) 225-5111
Not Applicable

 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ x ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On March 11, 2010, the board of directors of The Stanley Works (“Stanley”) approved the appointment of the six designees of The Black & Decker Corporation (“Black & Decker”) to the post-merger fifteen member board of directors of Stanley.  These designees will become directors of Stanley immediately following completion of the merger of Black & Decker and Blue Jay Acquisition Corp. (“Merger Sub”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 2, 2009, among Black & Decker, Stanley, and Merger Sub.

As provided in the Merger Agreement and as previously disclosed in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 (File No. 333-163509) (the “Registration Statement”) filed by Stanley and Black & Decker with the Securities Exchange Commission (the “SEC”), Black & Decker previously selected Nolan D. Archibald, Black & Decker’s current Chief Executive Officer, President and Chairman of its board of directors, as one of Black & Decker’s designees to the post-merger Stanley board of directors.  Mr. Archibald will serve as Chairman of the Stanley board of directors immediately following completion of the merger.

The other designees selected by Black & Decker and approved by the Stanley board of directors are Benjamin H. Griswold, IV, George W. Buckley, M. Anthony Burns, Manuel A. Fernandez and Robert L. Ryan.

Biographical information for each of Messrs. Griswold, Buckley, Burns, Fernandez, Archibald and Ryan is provided below:

Benjamin H. Griswold, IV

Bejamin H. Griswold, IV, Chairman, Brown Advisory, was elected a director of Black & Decker in 2001.

Mr. Griswold joined Alex Brown & Sons in 1967, became a partner of the firm in 1972, was elected vice chairman of the board and director in 1984, and became chairman of the board in 1987. Upon the acquisition of Alex Brown by Bankers Trust New York Corporation in 1997, he became senior chairman of BT Alex Brown, and upon the acquisition of Bankers Trust by Deutsche Bank in 1999, he became senior chairman of Deutsche Banc Alex Brown, the predecessor of Deutsche Bank Securities Inc. Mr. Griswold retired from Deutsche Bank Securities Inc. in February 2005 and was appointed chairman of Brown Advisory, an asset management and strategic advisory firm, in March 2005.

Mr. Griswold, who is 69, also serves as a director of Baltimore Life Insurance Company, Flowers Foods, Inc., and W.P. Carey & Co., LLC. He also serves on the Deutsche Bank Americas Client Advisory Board. In the non-profit sector, he is a trustee of the Johns Hopkins University and the Peabody Institute and chairs the Baltimore Symphony Orchestra’s Endowment Board.

George W. Buckley

George W. Buckley, Chairman, President, and Chief Executive Officer of 3M Company, was elected a director of Black & Decker in 2006.

From 1993 to 1997, Mr. Buckley served as the chief technology officer for the Motors, Drives, and Appliance Component of Emerson Electric Company. Later, he served as president of its U.S. Electric Motors Division. In 1997, he joined the Brunswick Corporation as a vice president, became senior vice president in 1999, and became executive vice president in 2000. Mr. Buckley was elected president and chief operating officer of Brunswick in April 2000 and chairman and chief executive officer in June 2000. In December 2005, he was elected chairman, president, and chief executive officer of the 3M Company.

Mr. Buckley, who is 63, also serves as a director of the 3M Company and Archer-Daniels-Midland Company.

M. Anthony Burns

M. Anthony Burns, Chairman Emeritus, Ryder System, Inc., was elected a director of Black & Decker in 2001.

Mr. Burns served for nine years with Mobil Oil Corporation before joining Ryder System, Inc. in 1974. He was elected president and chief operating officer and a director of Ryder in 1979, chief executive officer in 1983, and chairman of the board in 1985. He retired as chief executive officer in 2000 and as chairman of the board and a director in 2002.  Mr. Burns has a private business relationship with Mr. Nolan D. Archibald which involves a real estate development project known as Red Ledges.  Red Ledges is a private golf and four-season recreational community that is being develped in Heber City, Utah, of which Mr. Archibald and Mr. Burns have been co-owners since August 2005.  Neither Stanley nor Black & Decker are affiliated with the Red Ledges project.

Mr. Burns, who is 67, also serves as a director of Pfizer Inc. and J. C. Penney Company, Inc. He is a life trustee of the University of Miami in Florida.

Manuel A. Fernandez

 Manuel A. Fernandez, Chairman Emeritus, Gartner, Inc., was elected a director of Black & Decker in 1999.

Mr. Fernandez held various positions with ITT, Harris Corporation, and Fairchild Semiconductor Corporation before becoming president and chief executive officer of Zilog Incorporated in 1979. In 1982, he founded Gavilan Computer Corporation and served as president and chief executive officer and, in 1984, became president and chief executive officer of Dataquest, Inc., an information technology service company. From 1991, he served as president, chairman of the board, and chief executive officer of Gartner, Inc., and was elected chairman emeritus in 2001. Since 1998, he also has been the managing director of SI Ventures, a venture capital firm.

Mr. Fernandez, who is 63, also serves as non-executive chairman of SYSCO Corporation and as a director of Brunswick Corporation and Flowers Foods, Inc.

Nolan D. Archibald

Nolan D. Archibald has served as President and Chief Executive Officer of The Black & Decker Corporation from 1986 through the present and as Chairman of the Board of The Black & Decker Corporation from 1987 through the present.

Prior to his tenure with The Black & Decker Corporation, Mr. Archibald served in various executive positions with Conroy, Inc.  In 1977, he became vice president of marketing for the Airstream Division of Beatrice Companies, Inc.  His subsequent positions at Beatrice included president of Del Mar Window Coverings, president of Stiffel Lamp Company, and president of the Home Products Division. In 1983, he was elected a senior vice president of Beatrice and president of the Consumer and Commercial Products Group.  Mr. Archibald left Beatrice and was elected president and chief operating officer of The Black & Decker Corporation in 1985.  Mr. Archibald has a private business relationship with Mr. M. Anthony Burns which involves a real estate development project known as Red Ledges.  Red Ledges is a private golf and four-season recreational community that is being developed in Heber City, Utah, of which Mr. Archibald and Mr. Burns have been co-owners since August 2005.  Neither Stanley nor Black & Decker are affiliated with the Red Ledges project.

Mr. Archibald, who is 66, also serves as a director of Brunswick Corporation, Lockheed Martin Corporation, and Huntsman Corporation.

Robert L. Ryan

Robert L. Ryan, Retired Senior Vice President and Chief Financial Officer, Medtronic Inc., was elected a director of Black & Decker in 2005.

Mr. Ryan was a management consultant for McKinsey and Company and a vice president for Citicorp. He joined Union Texas Petroleum Corporation as treasurer in 1982, became controller in 1983, and was promoted to senior vice president and chief financial officer in 1984. In April 1993, Mr. Ryan was named the senior vice president and chief financial officer of Medtronic, Inc. He retired from Medtronic in 2005.

Mr. Ryan, who is 66, also serves as a director of The Hewlett-Packard Company, Citigroup Inc. and General Mills, Inc. and is a trustee of Cornell University.

Additional Information

The proposed transaction involving Stanley and Black & Decker will be submitted to the respective stockholders of Stanley and Black & Decker for their consideration.  In connection with the proposed transaction, Stanley has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of Stanley and Black & Decker that will also constitute a prospectus of Stanley. Investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents (when available) that Stanley and Black & Decker file with the SEC at the SEC’s website at www.sec.gov and Stanley’s website related to the transaction at www.stanleyblackanddecker.com. In addition, these documents may be obtained from Stanley or Black & Decker free of charge by directing a request to Investor Relations, The Stanley Works, 1000 Stanley Drive, New Britain, CT 06053, or to Investor Relations, The Black & Decker Corporation, 701 E. Joppa Road, Towson, Maryland 21286, respectively.

Certain Information Regarding Participants

Stanley, Black & Decker and certain of their respective directors and executive officers may be deemed to be participants in the proposed transaction under the rules of the SEC.  Investors and security holders may obtain information regarding the names, affiliations and interests of Stanley’s directors and executive officers in Stanley’s Annual Report on Form 10-K for the year ended January 2, 2010, which was filed with the SEC on February 22, 2010, its proxy statement for its 2009 Annual Meeting, which was filed with the SEC on March 20, 2009, and the joint proxy statement/prospectus related to the proposed transaction, which was filed with the SEC on February 2, 2010.  Investors and security holders may obtain information regarding the names, affiliations and interests of Black & Decker’s directors and executive officers in Black & Decker’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on February 19, 2010, its proxy statement for its 2009 Annual Meeting, which was filed with the SEC on March 16, 2009, and the joint proxy statement/prospectus related to the proposed transaction, which was filed with the SEC on February 2, 2010.  These documents can be obtained free of charge from the sources listed above.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1 99.2 99.3 99.4 99.5
Consent of Benjamin H. Griswold, IV, dated February 26, 2010
Consent of George W. Buckley, dated February 26, 2010
Consent of M. Anthony Burns, dated February 26, 2010
Consent of Manuel A. Fernandez, dated February 26, 2010
Consent of Robert L. Ryan, dated February 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Stanley Works

March 11, 2010	By:	/s/ Bruce H. Beatt
Name: Bruce H. Beatt
Title: Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1 99.2 99.3 99.4 99.5
Consent of Benjamin H. Griswold, IV, dated February 26, 2010
Consent of George W. Buckley, dated February 26, 2010
Consent of M. Anthony Burns, dated February 26, 2010
Consent of Manuel A. Fernandez, dated February 26, 2010
Consent of Robert L. Ryan, dated February 26, 2010